Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND ACTING CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C § 1350, as adopted), James A.D. Smith, President, Chief Executive Officer and acting Chief Financial Officer of Genelabs Technologies, Inc. (the “Company”) hereby certifies that, to the best of his knowledge:
     1. The Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2007, to which this Certification is attached as Exhibit 32.1 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Periodic Report and results of operations of the Company for the period covered by the Periodic Report.
Dated: May 14, 2007

/s/ James A.D. Smith

James A.D. Smith
President, Chief Executive Officer and acting Chief Financial Officer